Exhibit 99.1

  Newmont Mining Corporation Reports Second Quarter Net Income of $37.5 Million
       ($0.08 per share); Mid-Year Exploration Results Exceed Expectations

    DENVER, July 28 /PRNewswire-FirstCall/ -- Newmont Mining Corporation (NYSE: NEM) today announced second quarter net income of $37.5 million
($0.08 per share). This compares to net income of $90.8 million ($0.22 per share) for the second quarter of 2003. Net income for the second quarter was impacted by non-cash asset impairment charges that decreased net income by $47.8 million ($0.11 per share). During the quarter, Newmont sold 1.64 million equity ounces of gold at total cash costs of $240 per ounce.
    Wayne W. Murdy, Chairman and Chief Executive Officer, said: "The decline in second quarter net income was the result of planned mine closures and divestitures, processing lower grade material and non-cash asset impairment charges. Despite lower ounces sold, cash flow generation from operations for the quarter was $243 million. For the full year, we expect gold sales of in excess of seven million ounces, with the second half's sales weighted towards the fourth quarter. Our development projects are proceeding on schedule, and our exploration results have exceeded expectations, particularly at our two projects in Ghana. We are optimistic about our ability, similar to 2003, to grow reserves from exploration in 2004."

                                       Second Quarter        Six Months
                                       2004     2003      2004       2003
     Financial (in millions,
      except per share)
       Revenues                     $1,009.2   $736.8  $2,131.4  $1,470.8
       Net cash provided by
        operating activities          $243.1    $55.8    $567.2    $194.6
       Net income applicable
        to common shares               $37.5    $90.8    $124.2    $208.1
       Net income per
        common share, basic            $0.08    $0.22     $0.28     $0.52
     Operating
       Equity gold sales
        (000 ounces)(1)              1,643.4  1,823.9   3,456.0   3,604.4
       Average realized price
        ($/ounce)                       $395     $353      $404      $352
       Total cash costs
        ($/ounce)(2)                    $240     $212      $235      $207
       Total production costs
        ($/ounce)(2)                    $309     $277      $303      $269

     1. Equity gold sales ounces are those attributable to Newmont's ownership or economic interest.

     2. For a reconciliation of total cash costs per ounce and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

    Financial & Operating Review
    Second quarter net income applicable to common shares was $37.5 million ($0.08 per share), compared with net income of $90.8 million ($0.22 per share) for the second quarter of 2003. For the first six months, net income applicable to common shares was $124.2 million ($0.28 per share), compared with net income of $208.1 million ($0.52 per share, basic) for the first half of 2003.

    Net income for the second quarter of 2004 was impacted by the following:

     -- a $16.3 million ($0.04 per share) non-cash, after-tax write-down of long-lived assets at Ovacik in Turkey; and

     -- a $31.5 million ($0.07 per share) non-cash, after-tax charge for an other-than-temporary decline in the value of the Company's investment in Kinross Gold Corporation.

    These transactions had the effect of decreasing net income for the second quarter of 2004 by $47.8 million ($0.11 per share).

    Net income for the second quarter of 2003 was impacted by the following:

     -- an $11.7 million ($0.03 per share) non-cash, after-tax gain for the change in fair value of gold derivative instruments that did not qualify as "effective hedges;"

     -- a net $63.9 million ($0.16 per share) non-cash, after-tax gain on the extinguishment of Newmont Yandal Operations Pty Ltd (Yandal) bonds;

     -- a net $53.6 million ($0.13 per share) non-cash, after-tax gain on the extinguishment of Yandal derivative liabilities on a consolidated basis;

     -- a $107.8 million ($0.27 per share) non-cash, after-tax equity loss and impairment of the Company's investment in Australian Magnesium Corporation; and

     --  other miscellaneous charges totaling $2.5 million ($0.01 per share).

    These transactions had the net effect of increasing net income for the second quarter of 2003 by $18.9 million ($0.04 per share).
    For the second quarter of 2004, the Company sold 1,643,400 equity ounces of gold, 10% lower than the second quarter of 2003. The average realized price was $395 per ounce, a 12% increase over the prior year quarter.
    During the first six months of 2004, the Company sold 3,456,000 equity ounces of gold, compared with 3,604,400 equity ounces sold in the first six months of 2003. The average realized price was $404 per ounce, a 15% increase over the prior year period.
    The Company generated net cash from operating activities of $243.1 million in the second quarter and $567.2 million for the first six months of 2004.
Net cash provided by operating activities for 2003 was negatively impacted by the early settlement of derivative instruments classified as cash flow hedges and does not include consolidated cash flows from Batu Hijau, which was consolidated effective January 1, 2004.

     Operating Highlights - Second Quarter

            North America               Q2        Q2       YTD       YTD
                                       2004      2003     2004      2003
     Equity gold sales (000 ozs)       633.7     637.1   1,340.3   1,384.5
     Total cash costs ($/ounce)(1)      $276      $251      $278      $238

     * Nevada operations sold 560,100 equity ounces in the second quarter (+5%), as inventory reductions, increased mill throughput and higher leach tons more than offset lower ore grades processed and associated lower recoveries. Total cash costs of $275 per ounce (+8%) were primarily attributable to processing lower grades due to stripping of laybacks at the Gold Quarry and Twin Creeks Section 30 pits.

     * Golden Giant in Canada sold 39,500 ounces in the second quarter (-27%) at total cash costs of $277 per ounce (+12%). Lower sales were primarily due to a planned decrease in mill throughput (-27%) as flexibility in accessing available ore continues to decline with the mine's maturity, partially offset by an increase in mill ore grade (+16%) due to more selective mining. On June 28, 2004, the Company announced a temporary shutdown for shaft repairs. The repairs are expected to be completed in August 2004.

     * Holloway in Canada sold 15,900 equity ounces in the second quarter (+9%) at total cash costs of $423 per ounce (+36%). Higher sales were achieved through a reduction in inventory. Increased cash costs were driven by lower than expected production, and higher manpower, steel and electricity costs. The Company expects to complete the acquisition of the nearby Holt McDermott mill from Barrick in the fourth quarter of 2004. Holloway ore is currently being toll treated at this facility.

     * La Herradura in Mexico sold 18,200 equity ounces in the second quarter (+2%) at total cash costs of $162 per equity ounce (-19%). Cash costs for the second quarter decreased due to an increase in leach pad inventories.

            South America               Q2        Q2        YTD       YTD
                                       2004      2003       2004      2003
     Equity gold sales (000 ozs)       323.3     392.6     740.8     779.5
     Total cash costs ($/ounce)(1)      $150      $127      $142      $129

     * Yanacocha in Peru sold 317,700 equity ounces in the second quarter (-8%) at total cash costs of $147 per ounce (+25%). Lower second quarter sales were due to a planned reduction in tons placed on the pads (-7%) due to increased stripping, and lower ore grades (-27%), primarily from the La Quinua deposit. Higher cash costs reflected higher diesel prices and consumption, higher labor and related costs, the increased stripping and lower production. At La Quinua, gold recovery is taking longer than originally anticipated, but the Company does not expect a reduction in ultimate recovery.

     * Kori Kollo in Bolivia sold 5,600 equity ounces (-89%) at total cash costs of $305 per ounce (+62%). Open-pit mining activities were completed in October 2003 and residual gold production is being derived from rinsing the leach pads.

            Australia                   Q2        Q2        YTD       YTD
                                       2004      2003      2004      2003
     Equity gold sales (000 ozs)       378.0     530.6     899.3     938.4
     Total cash costs ($/ounce)(1)      $302      $241      $272      $238

     * The Australian operations sold 378,000 equity ounces (-29%) in the second quarter, largely attributable to lower sales at Pajingo and Tanami, the divestiture of Wiluna in December 2003 and the closure of Bronzewing in March 2004. Total cash costs of $302 per equity ounce were up 25% from the year ago quarter, largely due to lower production and a stronger Australian dollar.

     * Kalgoorlie sold 98,500 equity ounces (-5%) at total cash costs of $318 per equity ounce (+17%) in the second quarter. Lower sales reflected the mining sequence and lower equipment availability, which resulted in lower grade ore (-12%) processed in the quarter. Higher cash costs were primarily attributable to lower production, and higher processing consumables and site administration costs. In early July, a shovel was lost following a fire caused by a failure in the fuel lines. The joint venture is actively seeking to replace the shovel. If the replacement is delayed, the 2004 production plan should not be significantly affected, but reduced development work could impact the 2005 production plan.

     * Pajingo sold 48,600 ounces (-48%) at total cash costs of $290 per ounce (+120%) in the second quarter. Lower sales reflected a ground disturbance during the quarter that limited mining activities and required the processing of low-grade stockpiles. Higher cash costs reflected lower production due to the processing of lower grade stockpiles. Access restrictions have now been resolved.

     * Tanami sold 158,900 ounces (-17%) at total cash costs of $277 per ounce (+21%) in the second quarter. Lower sales reflected lower ore grades (-15%) with lower grade material being mined at the Granites in accordance with changes in the mining sequence, and lower grades and recovery at Groundrush. Higher cash costs reflected increased underground backfill costs and lower production.

     * Yandal sold 72,000 ounces (-49%) at total cash costs of $341 per ounce (+12%) in the second quarter. Lower sales reflect the Wiluna divestiture and the closure of Bronzewing. Higher cash costs reflected lower production, higher open-pit mining costs and higher overhead charges.

     * Golden Grove sold 19.9 million pounds of copper (+23%) and 19.7 million pounds of zinc (-31%) at cash costs of $0.89 (+48%) and $0.37 (+95%) per pound, respectively, in the second quarter. Higher cash costs reflected lower silver by-product credits, and higher development and ground support costs.

       Batu Hijau (Indonesia)           Q2        Q2       YTD       YTD
                                       2004      2003      2004      2003
     Equity copper sales (M lbs)       106.8      91.2     180.7     161.0
     Equity gold sales (000 ozs)       111.2      91.9     167.6     146.2
     Total cash costs ($/lb Cu)(1,2)   $0.46     $0.38     $0.54     $0.40
     Total cash costs ($/oz Au)(1,2)    $174       n/a      $175       n/a

     * Effective January 1, 2004, the Company began consolidating Batu Hijau and changed to co-product cost accounting for copper and gold, whereby production costs are allocated in proportion to the sales revenue generated by each product. As a result, reported gold cash costs per ounce are sensitive to movements in the copper price.

     * Batu Hijau sold 106.8 million equity pounds of copper in the second quarter (+17%) at total cash costs of $0.46 per pound. Increased copper sales reflect increased throughput (+12%), reflecting crusher circuit modifications completed in late 2003, improved operational efficiencies, increased ore grades (+15%) and increased recovery (+2%), offset by an inventory increase due to the timing of shipments. Increased costs reflected higher mine operating and maintenance costs, increased crushing and grinding costs and higher treatment and refining costs. The realized copper price for the second quarter was $1.06, a 38% increase over the second quarter of 2003.

     * Batu Hijau sold 111,200 equity ounces of gold (+21%) at total cash costs of $174 per ounce in the second quarter. Increased gold sales reflected increased throughput (+12%) and gold grades (+24%), offset by an increase in inventory.

     * Batu Hijau commenced dividend payments during the second quarter and this will result in a decrease in Newmont's reported economic interest from 56.25% to 52.875%, in recognition of the economic interest held by the project's Indonesian shareholder. While the lower economic interest was applied to reported 2003 year-end copper and gold reserves, it will only be applied to earnings when Batu Hijau reports positive retained earnings, which is expected in September 2004.

            Other Operations            Q2        Q2       YTD       YTD
                                       2004      2003      2004      2003
     Equity gold sales (000 ozs)       192.1     166.9     302.7     313.3
     Total cash costs ($/ounce)(1)      $191      $175      $200      $172

     * Zarafshan in Uzbekistan sold 68,900 equity ounces (+12%) at total cash costs of $144 per ounce (-4%) in the second quarter. Increased sales were primarily due to a reduction in inventory.

     * Ovacik in Turkey sold 69,500 ounces (+36%) at total cash costs of $193 per ounce (+57%) in the second quarter. Increased sales reflected the sale of accumulated bullion inventories, partially offset by lower mill throughput (-20%). Increased cash costs were driven by increased stripping, lower grades and lower tons milled, partially offset by increased recoveries.

     * Martha in New Zealand sold 30,100 ounces (+9%) at total cash costs of $206 per ounce (-13%) in the second quarter. Increased sales reflected increased ore grades (+41%), partially offset by lower recoveries. Lower cash costs reflected increased silver by-product credits, lower maintenance costs and higher production.

     * Minahasa in Indonesia sold 23,600 equity ounces (-11%) at total cash costs of $302 per ounce (+13%) in the second quarter. While mining ceased at Minahasa in October 2001, the processing of stockpiled ore is expected to continue through the third quarter of 2004.

     1. For a reconciliation of total cash costs per ounce and per pound and total production costs per ounce and per pound (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

     2. Reflects co-product accounting for 2003 and 2004.

    Other Highlights

    Cash and Debt
    At the end of the second quarter, cash and cash equivalents totaled
$1.47 billion and outstanding debt totaled $1.76 billion. Of the outstanding debt, $805.2 million is Batu Hijau debt that is non-recourse to Newmont. During the second quarter, the Company eliminated $124.1 million in infrastructure bonds assumed as part of the Normandy acquisition in 2002.

    Newmont Capital
    Newmont Capital manages the Company's royalty, dividend and equity portfolios. For the second quarter, royalty and dividend income was $15.4 million, compared to $10.5 million for the year ago quarter. The increase was mostly due to higher oil and gas prices. For the first six months, royalty and dividend income was $28.5 million, compared with $24.9 million for the first half of 2003.
    During the second quarter, Newmont Capital entered into several transactions, including the purchase of marketable equity securities for approximately $94 million. Asset rationalization and portfolio optimization efforts continue, with agreements entered into for:

     -- the possible sale, subject to various financing, governmental, legal and regulatory approvals, of the Ovacik mine in Western Turkey;

     -- the sale, subject to various approvals, of the recently closed Bronzewing mine in Western Australia; and

     -- the purchase of the Holt McDermott mill and mill-related facilities in Ontario, Canada from Barrick.

    Project Development & Exploration
    The Leeville underground project in Nevada is on schedule for initial gold production in late 2005. The production and ventilation shafts were 1,095 feet (59% complete) and 1,365 feet (94% complete), respectively, from surface at the end of the second quarter. The drift from the Carlin East underground mine to the Leeville ventilation shaft was approximately 97% complete at the end of the second quarter. The capital cost estimate has increased from approximately $190 million to approximately $205 million, attributable in part to increased dewatering requirements which resulted in the installation of two additional dewatering wells and pumps.
    At Phoenix in Nevada, engineering is 12% complete and civil construction is expected to commence in early 2005. The project remains on schedule for initial gold production in 2006.
    At Ahafo in Ghana, the EPCM contract has been awarded and long lead-time equipment is being ordered. The initial construction contract for site access and camp infrastructure was awarded and construction has commenced. Meetings with stakeholders on crop and land compensation are progressing well. The project remains on schedule for initial gold production in 2006.
    At Akyem in Ghana, an updated feasibility study is in progress.
Completion of permitting and license requirements is expected by year-end and a development decision is expected in late 2004 or early 2005.
    At Minas Conga in Peru, this year's drilling program is essentially complete. The feasibility study is ongoing and several trade-off studies are in progress. The estimated project cost for 2004 is $18 million, all of which is being expensed.
    At Boddington in Australia, the feasibility study update is being actively progressed by the three joint venture partners, with the aim of completing the update by mid-2005. Current activities include finalizing additional metallurgical testwork, refining the geologic model and preparing updated cost and schedule estimates.
    During the second quarter, Newmont completed approximately 775,000 feet of exploration drilling. Exploration, research and development expenditures of $48.2 million in the second quarter were 57% higher than the year ago quarter. The guidance for exploration, research and development expenditures for 2004 has been increased to between $180 million and $200 million on a consolidated basis, reflecting expanded feasibility study work at Minas Conga in Peru, Akyem in Ghana and at Martabe in Indonesia, as well as increased drilling at Phoenix in Nevada and Yanacocha in Peru.
    Exploration activities in the first half of 2004 have produced promising results and the Company is optimistic that it will be able to grow reserves from exploration in 2004. Reserve additions are possible from Ahafo and Akyem in Ghana, Martabe in Indonesia, and Phoenix and Gold Quarry in Nevada.
    Positive drilling results from beneath the Akyem deposit indicate the potential to deepen the current reserve pit. At Ahafo, drilling to test extensions of the Kenyase East, Kenyase Central and Area E deposits has identified significant, continuous zones of gold mineralization at all three deposits that extend beyond the reported 2003 year-end reserve pits.
    At Martabe in Indonesia, this year's drilling program is focused on advancing the Purnama and Baskara deposits into reserves. Completion of the resource model and feasibility study is expected by the end of the year.
    In Nevada, drilling has expanded the mineralization at Dos Equis, an extension of the Gold Quarry open-pit deposit. Drilling continues to intercept significant zones of oxide leach mineralization, which will augment future pit expansions. Drilling at Phoenix has provided encouraging results from the Minnie pit, with an expanded drilling program in the main Phoenix deposit at the Fortitude pit and Box Canyon area currently underway.

    2004 Guidance
    The Company reaffirmed 2004 equity gold sales guidance of between
7.0 million and 7.2 million ounces and total cash costs of between $225 and $235 per ounce. Equity gold sales for the second half of 2004 are weighted towards the fourth quarter, particularly in Nevada and at Yanacocha in Peru.

     Statements of Consolidated Income
                                                 Three Months Ended June 30,
                                                     2004           2003
                                                   (unaudited, in thousands,
                                                       except per share)
     Revenues
       Sales - gold, net                            $800,590       $724,026
       Sales - base metals, net                      208,581         12,735
                                                   1,009,171        736,761
     Costs and expenses
       Costs applicable to sales
        (exclusive of depreciation, depletion
         and amortization shown separately below)
              Gold                                   464,144        422,245
              Base metals                             93,438          9,973
       Depreciation, depletion and amortization      173,156        139,337
       Exploration, research and development          48,226         30,621
       General and administrative                     30,493         31,292
       Write-down of long-lived assets                16,300          1,794
       Other                                           8,435          3,296
                                                     834,192        638,558
     Other income (expense)
       Loss on investments, net                      (41,299)          (603)
       Gain on derivative instruments, net               958         16,644
       Gain on extinguishment of
        NYOL bonds, net                                   --         94,414
       Gain on extinguishment of
        NYOL derivative liability, net                    --         76,578
       Loss on extinguishment of debt                   (222)            --
       Royalty and dividend income                    15,356         10,468
       Interest income, foreign currency
        exchange and other income                      4,718         32,675
       Interest expense, net of capitalized
        interest of $2,546 and $1,758, respectively  (24,931)       (22,669)
                                                     (45,420)       207,507
     Pre-tax income before minority interest,
      equity income and impairment of affiliates     129,559        305,710
     Income tax expense                              (31,310)       (89,038)
     Minority interest in income of subsidiaries     (60,858)       (35,807)
     Equity loss and impairment of
     Australian Magnesium Corporation                     --       (107,758)
     Equity income of affiliates                         105         17,740
     Net income applicable to common shares          $37,496        $90,847
     Net income per common share,
      basic and diluted                                $0.08          $0.22
     Basic weighted average common shares
      outstanding                                    443,145        405,388
     Diluted weighted average common shares
      outstanding                                    446,324        408,242
     Cash dividends declared per common share         $0.075         $0.04

     Statement of Consolidated Operations
                                                  Six Months Ended June 30,
                                                    2004           2003
                                                  (unaudited, in thousands,
                                                      except per share)
     Revenues
       Sales - gold, net                          $1,735,241     $1,438,582
       Sales - base metals, net                      396,207         32,168
                                                   2,131,448      1,470,750
     Costs and expenses
       Costs applicable to sales
       (exclusive of depreciation, depletion
        and amortization shown separately below)
             Gold                                    965,693        821,254
             Base metals                             166,463         25,335
       Depreciation, depletion and amortization      355,180        269,930
       Exploration, research and development          84,900         52,093
       General and administrative                     57,651         57,702
       Write-down of long-lived assets                16,300          1,794
       Other                                          14,362         25,420
                                                   1,660,549      1,253,528
     Other income (expense)
       (Loss) gain on investments, net               (39,494)        84,715
       Gain on derivative instruments, net             1,507         71,669
       Gain on extinguishment of
        NYOL bonds, net                                   --         94,414
       Gain on extinguishment of
        NYOL derivative liability, net                    --         76,578
       Loss on extinguishment of debt                   (222)       (19,530)
       Royalty and dividend income                    28,518         24,948
       Interest income, foreign currency
        exchange and other income                     16,788         63,638
       Interest expense, net of capitalized
        interest of $4,898 and $3,048,
        respectively                                 (50,433)       (52,615)
                                                     (43,336)       343,817
     Pre-tax income before minority interest,
      equity income, impairment of affiliates
      and cumulative effect of a change
      in accounting principle                        427,563        561,039
     Income tax expense                             (117,942)      (151,601)
     Minority interest in income of subsidiaries    (139,915)       (73,596)
     Equity loss and impairment of
      Australian Magnesium Corporation                    --       (119,485)
     Equity income of affiliates                       1,609         26,278
     Income before cumulative effect
      of a change in accounting principle            171,315        242,635
     Cumulative effect of a change in
      accounting principle, net of tax of
      $25,382 and $11,188, respectively              (47,138)       (34,533)
     Net income applicable to common shares         $124,177       $208,102
     Income per common share before
      cumulative effect of a change
      in accounting principle, basic                   $0.39          $0.60
     Cumulative effect of a change
      in accounting principle per
      common share, basic                              (0.11)         (0.08)
     Net income per common share, basic                $0.28          $0.52
     Income per common share before
      cumulative effect of a change in
      accounting principle, diluted                    $0.39          $0.60
     Cumulative effect of a change
      in accounting principle per
      common share, diluted                            (0.11)         (0.09)
     Net income per common share, diluted              $0.28          $0.51
     Basic weighted average common shares
      outstanding                                    442,840        403,648
     Diluted weighted average common shares
      outstanding                                    446,278        406,305
     Cash dividends declared per common share         $0.125          $0.08

     Consolidated Balance Sheets
                                                  June 30,     December 31,
                                                    2004           2003
                                                  (unaudited, in thousands)
                         ASSETS
     Cash and cash equivalents                    $1,474,825     $1,314,022
     Marketable securities and other
      short-term investments                         201,933        274,593
     Trade receivables                                75,022         20,055
     Accounts receivable                             113,436         70,631
     Inventories                                     259,134        225,719
     Stockpiles and ore on leach pads                210,820        248,625
     Deferred stripping costs                         59,363         60,086
     Deferred income tax assets                      257,597         73,665
     Other current assets                             62,863        100,280
          Current assets                           2,714,993      2,387,676
     Property, plant and mine development, net     5,268,246      3,715,457
     Investments                                      24,220        733,977
     Deferred stripping costs                         74,296         30,293
     Long-term stockpiles and ore on leach pads      541,732        305,810
     Deferred income tax assets                      708,383        752,408
     Other long-term assets                          187,057        106,995
     Goodwill                                      3,088,592      3,042,557
          Total assets                           $12,607,519    $11,075,173
                       LIABILITIES
     Current portion of long-term debt              $289,793       $190,866
     Accounts payable                                221,874        163,164
     Employee related benefits                        91,905        136,301
     Other current liabilities                       407,543        368,689
          Current liabilities                      1,011,115        859,020
     Long-term debt                                1,466,066        886,633
     Reclamation and remediation liabilities         401,879        362,283
     Deferred revenue from sale of
      future production                               51,244         53,841
     Deferred income tax liabilities                 744,835        633,135
     Employee related benefits                       256,757        253,726
     Advanced stripping costs                         74,127             --
     Other long-term liabilities                     343,648        295,082
          Total liabilities                        4,349,671      3,343,720
     Minority interest in subsidiaries               762,855        346,518
                   STOCKHOLDERS' EQUITY
          Total stockholders' equity               7,494,993      7,384,935
          Total liabilities and
           stockholders' equity                  $12,607,519    $11,075,173

     Statement of Consolidated Cash Flows
                                                 Three Months Ended June 30,
                                                      2004           2003
                                                  (unaudited, in thousands)

     Operating activities:
      Net income                                     $37,496        $90,847
      Adjustments to reconcile net income to
       net cash provided by operating activities:
        Depreciation, depletion and amortization     173,156        139,337
        Accretion of accumulated reclamation
         obligations                                   6,025          5,576
        Amortization of deferred stripping
         costs, net                                   (1,306)        (7,752)
        Deferred income taxes                         (8,101)        44,145
        Foreign currency exchange loss (gain)          7,994        (27,178)
        Minority interest, net of distributions
         of $36.6 million and $29.2 million,
         respectively                                 24,228          6,617
        Equity (income) loss and impairment
         of affiliates, net of dividends                 256         90,795
        Write-downs of inventories, stockpiles
         and ore on leach pads                         6,426         10,253
        Write-downs of long-lived assets              16,300          1,794
        Cumulative effect of a change in
         accounting principle, net of tax                 --             --
        Loss (gain) on investments, net               41,299            603
        Gain on derivative instruments, net             (958)       (16,644)
        Gain on extinguishment of
         NYOL bonds, net                                  --        (94,414)
        Gain on extinguishment of
         NYOL derivatives liability, net                  --        (76,578)
        Loss on extinguishment of debt                   222             --
        Gain on sale of assets and other               2,368         (6,820)
        (Increase) decrease in operating assets:
           Accounts receivable                        44,030          2,145
           Inventories, stockpiles and ore
            on leach pads                             (9,670)        (2,094)
           Other assets                               10,991          9,323
        Increase (decrease) in operating
         liabilities:
           Accounts payable and other accrued
            liabilities                              (81,645)       (20,114)
           Derivative instruments                     (9,225)         4,393
           Early settlement of derivative
            instruments classified as cash flow
            hedges                                        --        (87,209)
           Other liabilities                         (16,802)       (11,250)
      Net cash provided by operating activities      243,084         55,775
      Investing activities:
        Additions to property, plant and mine
         development                                (187,164)      (136,380)
        Investment in marketable equity
         securities                                  (93,720)            --
        Advances to joint venture and
         affiliates, net                                  --         10,021
        Cash recorded upon consolidation
         of Batu Hijau                                    --             --
        Proceeds from the sale of TVX Newmont
         Americas                                         --          9,375
        Early settlement of ineffective derivative
         instruments                                      --        (26,056)
        Cash consideration for acquisition
         of minority interests                            --        (11,195)
        Proceeds from asset sales and other            1,754            260
      Net cash used in investing activities         (279,130)      (153,975)
      Financing activities:
        Proceeds from long-term debt                  37,715        115,000
        Repayment of long-term debt                  (54,631)      (139,573)
        Dividends paid on common stock               (33,226)       (16,219)
        Proceeds from stock issuance                   7,050         23,917
        Change in restricted cash                     10,740             --
     Net cash used in financing activities           (32,352)       (16,875)
     Effect of exchange rate changes on cash          (5,383)         9,500
     Net change in cash and cash equivalents         (73,781)      (105,575)
     Cash and cash equivalents at
      beginning of period                          1,548,606        380,316
     Cash and cash equivalents at
      end of period                               $1,474,825       $274,741

     Supplemental information:
        Interest paid, net of amounts capitalized    $30,780        $37,740
        Income taxes paid                           $103,397        $88,907

     Statement of Consolidated Cash Flows
                                                   Six Months Ended June 30,
                                                      2004           2003
                                                  (unaudited, in thousands)

     Operating activities:
      Net income                                    $124,177       $208,102
      Adjustments to reconcile net income to
       net cash provided by operating activities:
        Depreciation, depletion and amortization     355,180        269,930
        Accretion of accumulated reclamation
         obligations                                  12,854         11,320
        Amortization of deferred stripping
         costs, net                                  (16,476)       (14,114)
        Deferred income taxes                         14,468          8,745
        Foreign currency exchange loss (gain)          8,457        (51,884)
        Minority interest, net of distributions
         of $65.8 million and $29.2 million,
         respectively                                 74,095         44,406
        Equity (income) loss and impairment
         of affiliates, net of dividends                (119)        99,309
        Write-downs of inventories, stockpiles
         and ore on leach pads                        11,549         17,941
        Write-downs of long-lived assets              16,300          1,794
        Cumulative effect of a change in
         accounting principle, net of tax             47,138         34,533
        Loss (gain) on investments, net               39,494        (84,715)
        Gain on derivative instruments, net           (1,507)       (71,669)
        Gain on extinguishment of
         NYOL bonds, net                                  --        (94,414)
        Gain on extinguishment of
         NYOL derivatives liability, net                  --        (76,578)
        Loss on extinguishment of debt                   222         19,530
        Gain on sale of assets and other              (6,437)       (12,443)
        (Increase) decrease in operating assets:
           Accounts receivable                       (14,594)         8,000
           Inventories, stockpiles and ore on
            leach pads                                13,719        (25,574)
           Other assets                               (4,935)         7,332
        Increase (decrease) in operating
         liabilities:
           Accounts payable and other accrued
            liabilities                              (81,471)        40,656
           Derivative instruments                     (7,981)       (12,935)
           Early settlement of derivative
            instruments classified as cash flow
            hedges                                        --       (119,988)
           Other liabilities                         (16,983)       (12,698)
     Net cash provided by operating activities       567,150        194,586
     Investing activities:
        Additions to property, plant and
         mine development                           (353,406)      (219,101)
        Investment in marketable equity
         securities                                  (93,720)            --
        Advances to joint venture and
         affiliates, net                                  --        (46,203)
        Cash recorded upon consolidation
         of Batu Hijau                                82,203             --
        Proceeds from the sale of
         TVX Newmont Americas                             --        180,000
        Early settlement of ineffective
         derivative instruments                         (290)       (30,153)
        Cash consideration for acquisition
         of minority interests                            --        (11,195)
        Proceeds from asset sales and other           12,868          2,641
     Net cash used in investing activities          (352,345)      (124,011)
     Financing activities:
        Proceeds from long-term debt                  37,715        115,000
        Repayment of long-term debt                  (76,900)      (322,360)
        Dividends paid on common stock               (55,373)       (32,308)
        Proceeds from stock issuance                  26,079         24,851
        Change in restricted cash                     19,244             --

     Net cash used in financing activities           (49,235)      (214,817)
     Effect of exchange rate changes on cash          (4,767)        17,300
     Net change in cash and cash equivalents         160,803       (126,942)
     Cash and cash equivalents at
      beginning of period                          1,314,022        401,683
     Cash and cash equivalents at
      end of period                               $1,474,825       $274,741

     Supplemental information:
        Interest paid, net of amounts capitalized    $51,089        $67,297
        Income taxes paid                           $151,544       $110,467

     Operating Statistics Summary

       Three Months       North America    South America      Australia
        Ended June 30,    2004    2003     2004   2003     2004    2003
     Production Costs
      Per Ounce:
      Direct mining and
       production costs   $308    $262     $150   $127     $281     $227
      Capitalized mining
       and other           (38)    (19)      (6)    (5)       7       --
      Cash operating
       costs               270     243      144    122      288      227
      Royalties and
       production taxes      6       8        6      5       14       14
     Total cash costs (4)  276     251      150    127      302      241
      Reclamation and
       mine closure costs    2       4        3      3        3        1
     Total costs
      applicable to sales  278     255      153    130      305      242
      Depreciation and
       amortization         59      68       83     64       65       53
      Total production
       costs (4)          $337    $323     $236   $194     $370     $295
     Consolidated
      gold sales
      (000 ounces)       658.9   637.1    625.1  724.7    378.0    530.6

     Equity
      gold sales
      (000 ounces)       633.7   637.1    323.3  392.6    378.0    530.6

                            Other (1)    Equity Investments     Total
       Three Months Ended                 and Other (2) (3)
        June 30,          2004    2003     2004   2003    2004     2003
     Production Costs
      Per Ounce:
      Direct mining and
       production costs   $180    $189       --     --     $247     $213
      Capitalized mining
       and other           (1)     (18)      --     --      (15)      (9)
      Cash operating
       costs               179     171       --     --      232      204
      Royalties and
       production taxes      6       4       --     --        8        8
     Total cash
      costs (4)            185     175       --     --      240      212
      Reclamation and
       mine closure
       costs                 1       2       --     --        2        3
     Total costs
      applicable
      to sales             186     177       --     --      242      215
      Depreciation and
       amortization         65      66       --     --       67       62
      Total production
       costs (4)          $251    $243       --     --     $309     $277
     Consolidated
      gold sales
      (000 ounces)       391.3   168.5      5.1    4.8  2,058.4  2,065.7

     Equity
      gold sales
      (000 ounces)       303.3   166.9      5.1   96.7  1,643.4  1,823.9

     Average realized
      price per
      equity ounce                                         $395     $353

     Copper Summary (5)

     Equity copper
      production
     (000 pounds)                                       129,095   96,687
     Equity copper
      sales
      (000 pounds)                                      126,771  107,362
     Total cash cost
      per equity pound                                    $0.53    $0.60
     Average realized
      price per pound                                     $1.08    $0.75

     (1) Other includes Batu Hijau (Indonesia) (2004 only), Ovacik (Turkey), Zarafshan (Uzbekistan), Minahasa (Indonesia) and Martha (New Zealand).
     (2) Equity investments for 2003 only is Batu Hijau.
     (3) Includes 5,100 and 4,800 ounces from the wholly-owned Golden Grove zinc/copper mine in 2004 and 2003, respectively.
     (4) For a reconciliation of total cash costs and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.
     (5) Represents both Batu Hijau and Golden Grove except total cash cost and average realized price per equity pound for 2003 are only Golden Grove.

       Six Months Ended   North America      South America    Australia
        June 30,          2004      2003     2004     2003   2004    2003
     Production Costs
      Per Ounce:
      Direct mining and
       production costs   $308     $247     $142    $128    $257    $225
      Capitalized mining
       and other           (36)     (18)      (6)     (4)      1      --
      Cash operating costs 272      229      136      124     258     225
      Royalties and
       production taxes      6        9        6        5      14      13
     Total cash costs (4)  278      238      142      129     272     238
      Reclamation and
       mine closure costs    3        3        2        3       3       2
     Total costs
      applicable to sales  281      241      144      132     275     240
      Depreciation and
       amortization         58       61       77       59      66      56
     Total production
      costs (4)           $339     $302     $221     $191    $341    $296
     Consolidated
      gold sales
     (000 ounces)      1,400.7  1,384.5  1,432.3  1,436.3   899.3   955.8

     Equity
      gold sales
     (000 ounces)      1,340.3  1,384.5    740.8    779.5   899.3   938.4

                            Other (1)     Equity Investments    Total
       Six Months Ended                    and Other (2) (3)
        June 30,          2004      2003     2004     2003   2004    2003
     Production Costs
      Per Ounce:
      Direct mining and
       production costs   $193     $176       --     --     $243    $207
      Capitalized mining
       and other            (7)      (8)      --     --      (16)     (9)
      Cash operating costs 186      168       --     --      227     198
      Royalties and
       production taxes      5        4       --     --        8       9
     Total cash costs (4)  191      172       --     --      235     207
      Reclamation and
       mine closure costs    1        2       --     --        3       2
     Total costs
      applicable to sales  192      174       --     --      238     209
      Depreciation and
       amortization         68       66       --     --       65      60
      Total production
       costs (4)          $260     $240       --     --     $303    $269
     Consolidated
      gold sales
      (000 ounces)       603.8    318.3      5.3    6.8  4,341.4 4,101.7

     Equity
      gold sales
      (000 ounces)       470.3    313.3      5.3  188.7  3,456.0 3,604.4

     Average realized
      price per
      equity ounce                                          $404    $352

     Copper Summary (5)

     Equity copper
      production
      (000 pounds)                                         212,002 196,107
     Equity copper
      sales (000 pounds)                                   202,855 198,500
     Total cash cost
      per equity pound                                       $0.57   $0.56
     Average realized
      price per pound                                        $1.24   $0.80

     (1) Other includes Batu Hijau (Indonesia) (2004 only), Ovacik (Turkey), Zarafshan (Uzbekistan), Minahasa (Indonesia) and Martha (New Zealand).
     (2) Equity investments comprise Batu Hijau (2003 only), TVX Newmont Americas and Echo Bay Mining Limited.
     (3) Includes 5,300 and 6,800 ounces from the wholly-owned Golden Grove zinc/copper mine in 2004 and 2003, respectively.
     (4) For a reconciliation of total cash costs and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.
     (5) Represents both Batu Hijau and Golden Grove except total cash cost and average realized price per equity pound for 2003 are only Golden Grove.

     2004 Guidance

                                                 Equity Gold          Total
                                                       Sales     Cash Costs
                                                    (000 oz)         ($/oz)
     North America
     Nevada                                            2,500           $280
     Golden Giant                                        145           $310
     Holloway                                             80           $330
     La Herradura                                         70           $170
     Sub-total                                         2,795           $280

     South America
     Yanacocha                                         1,540           $135
     Kori Kollo                                           20           $315
     Sub-total                                         1,560           $138

     Australia (1)
     Kalgoorlie                                          440           $305
     Pajingo                                             275           $190
     Tanami                                              650           $275
     Yandal                                              365           $280
     Sub-total                                         1,730           $270

     Other
     Batu Hijau                                          380           $170
     Martha                                              120           $210
     Zarafshan                                           200           $160
     Minahasa                                             70           $270
     Ovacik (2)                                          170           $195
     Sub-total                                           940           $185

     TOTAL (3)                                   7,000-7,200      $225-$235

                                                      Equity
                                                    Copper &          Total
                                                  Zinc Sales     Cash Costs
                                               (million lbs)         ($/lb)

     Batu Hijau - Copper                                 380          $0.53
     Golden Grove - Copper                                40          $0.85
     Golden Grove - Zinc                                 135          $0.41

     Consolidated Financial (in millions, except tax rate)

     Royalty revenue                                                $52-$57
     Depreciation, depletion & amortization                       $710-$730
     Exploration, research and development                        $180-$200
       - Exploration                                              $115-$125
       - Advanced projects                                          $42-$47
       - Merchant banking                                            $8-$10
       - Research, development and other                            $15-$18
     General and administrative                                   $100-$110
     Interest expense, net                                        $100-$105
     Tax rate (assuming $400/oz gold)                               23%-28%
     Capital expenditures                                         $750-$800

     Notes:
     1. Total cash costs are based on an A$1 = $0.69 exchange rate assumption for the second half of 2004.
     2. Based on 100% ownership for the full year. There is a preliminary agreement in place for the sale of Ovacik.
     3. Excludes Golden Grove by-product sales of approximately 20,000 ounces.

    Sensitivities
    An annualized $10 change in the gold price changes annual net income by approximately $50 million and cash generated by operating activities by approximately $55 million, assuming all other factors remain constant.
    An annualized $0.05 change in the copper price changes annual net income by approximately $12 million and annual cash generated by operating activities by approximately $17 million, assuming all other factors remain constant.
    An annualized $0.01 change in the Australian dollar exchange rate changes total cash costs (on a Company-wide basis) by approximately $0.80 per ounce.

    Supplemental Information

     1. Gold Production Summary - Americas

       Three Months Ended       Nevada         Canada (2)  Yanacocha, Peru
        June 30,             2004    2003     2004   2003  2004    2003
     Tons Mined
      (000 dry short tons):
      Open-Pit              52,026  42,929    n/a    n/a  51,926  53,988
      Underground              351     436    256    323     n/a     n/a
     Tons Milled/Processed
      (000):
      Oxide                    975     348    263    322     n/a     n/a
      Refractory             2,262   2,115    n/a    n/a     n/a     n/a
      Leach                  5,583   4,537    n/a    n/a  37,358  39,971
     Average Ore Grade
      (oz/ ton):
      Oxide                  0.125   0.191  0.224  0.213     n/a     n/a
      Refractory             0.189   0.213    n/a    n/a     n/a     n/a
      Leach                  0.022   0.031    n/a    n/a   0.021   0.029
     Average Mill
      Recovery Rate:
      Oxide                  81.5%   86.1%  94.0%  94.9%     n/a     n/a
      Refractory             90.3%   91.3%    n/a    n/a     n/a     n/a
     Ounces Produced (000):  566.7   536.9   55.2   67.2   612.0   682.1
     Equity Ounces Produced
      (000):
      Oxide                  100.3    56.9   55.2   67.2     n/a     n/a
      Refractory             362.0   388.1    n/a    n/a     n/a     n/a
      Leach                   79.1    91.9    n/a    n/a   314.3   350.3
      Total                  541.4   536.9   55.2   67.2   314.3   350.3
     Equity Ounces Sold
      (000)                  560.1   535.3   55.4   68.4   317.7   343.7

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $312    $267   $313   $260    $147    $117
      Capitalized mining
       and other               (43)    (21)     2      1      (6)     (4)
      Cash operating costs     269     246    315    261     141     113
      Royalties and
       production taxes          6       8      4      1       6       5
      Total cash costs         275     254    319    262     147     118
      Reclamation and mine
       closure costs             3       3      2      8       2       2
      Total costs applicable
       to sales                278     257    321    270     149     120
      Depreciation and
       amortization             56      66     87     81      83      69
      Total production costs  $334    $323   $408   $351    $232    $189

                               Kori Kollo,
       Three Months Ended        Bolivia       Other (1)
           June 30,           2004   2003   2004   2003
     Tons Mined
      (000 dry short tons):
      Open-Pit                 n/a   2,894  2,888  3,118
      Underground              n/a     n/a    n/a    n/a
     Tons Milled/Processed
      (000):
      Oxide                    n/a     n/a    n/a    n/a
      Refractory               n/a   1,842    n/a    n/a
      Leach                    n/a   1,242  1,126  1,060
     Average Ore Grade
      (oz/ ton):
      Oxide                    n/a     n/a    n/a    n/a
      Refractory               n/a   0.038    n/a    n/a
      Leach                    n/a   0.017  0.027  0.026
     Average Mill
      Recovery Rate:
      Oxide                    n/a     n/a    n/a    n/a
      Refractory               n/a   61.8%    n/a    n/a
     Ounces Produced (000):    6.9    55.2   18.2   33.4
     Equity Ounces Produced
      (000):
      Oxide                    n/a     n/a    n/a    n/a
      Refractory               n/a    37.9    n/a    n/a
      Leach                    6.1    10.8   18.2   33.4
      Total                    6.1    48.7   18.2   33.4
     Equity Ounces Sold
      (000)                    5.6    48.9   18.2   33.4

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $299    $199   $157   $179
      Capitalized mining
       and other               (11)    (11)     5     (5)
      Cash operating costs     288     188    162    174
      Royalties and
       production taxes         17      --     --      5
      Total cash costs         305     188    162    179
      Reclamation and
       mine closure costs       42      13      1      3
      Total costs applicable
       to sales                347     201    163    182
      Depreciation and
       amortization             86      32     58     74
      Total production costs  $433    $233   $221   $256

     (1) Other includes La Herradura in 2004 and La Herradura and Mesquite in 2003
     (2) Includes Golden Giant and Holloway

       Six Months Ended         Nevada         Canada (2)  Yanacocha, Peru
        June 30,            2004     2003     2004   2003  2004    2003
     Tons Mined
      (000 dry short tons):
      Open-Pit             100,447  87,789    n/a    n/a  98,036 101,448
      Underground              707     842    526    659     n/a     n/a
     Tons Milled/Processed
      (000):
      Oxide                  2,042     759    526    668     n/a     n/a
      Refractory             4,354   4,510    n/a    n/a     n/a     n/a
      Leach                  9,076   7,603    n/a    n/a  65,166  72,793
     Average Ore Grade
      (oz/ ton):
      Oxide                  0.139   0.193  0.245  0.235     n/a     n/a
      Refractory             0.190   0.214    n/a    n/a     n/a     n/a
      Leach                  0.023   0.030    n/a    n/a   0.021   0.028
     Average Mill
      Recovery Rate:
      Oxide                  78.7%   87.5%  94.5%  95.1%     n/a     n/a
      Refractory             90.6%   90.3%    n/a    n/a     n/a     n/a
     Ounces Produced
      (000):               1,159.1 1,163.2  124.3  151.7 1,415.6 1,321.5
     Equity Ounces
      Produced (000):
      Oxide                  226.5   130.3  124.3  151.7     n/a     n/a
      Refractory             703.1   846.2    n/a    n/a     n/a     n/a
      Leach                  169.0   186.7    n/a    n/a   726.9   678.6
      Total                1,098.6 1,163.2  124.3  151.7   726.9   678.6
     Equity Ounces Sold
      (000)                1,177.5 1,168.2  127.3  151.7   728.0   678.8

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $315    $250   $285   $258    $140    $119
      Capitalized mining
       and other               (41)    (21)     1      1      (7)     (3)
      Cash operating costs     274     229    286    259     133     116
      Royalties and
       production taxes          7      10      3      1       6       5
      Total cash costs         281     239    289    260     139     121
      Reclamation and
       mine closure costs        3       2      1      7       2       2
      Total costs applicable
       to sales                284     241    290    267     141     123
      Depreciation and
       amortization             56      58     78     92      76      63
      Total production costs  $340    $299   $368   $359    $217    $186

                              Kori Kollo,
       Six Months Ended         Bolivia        Other (1)
        June 30,              2004   2003    2004   2003
     Tons Mined
      (000 dry short tons):
      Open-Pit                 n/a   6,213   5,516  5,876
      Underground              n/a     n/a     n/a    n/a
     Tons Milled/Processed
      (000):
      Oxide                    n/a     n/a     n/a    n/a
      Refractory               n/a   3,636     n/a    n/a
      Leach                    n/a   2,718   2,114  2,017
     Average Ore Grade
      (oz/ ton):
      Oxide                    n/a     n/a     n/a    n/a
      Refractory               n/a   0.037     n/a    n/a
      Leach                    n/a   0.017   0.026  0.026
     Average Mill
      Recovery Rate:
      Oxide                    n/a     n/a     n/a    n/a
      Refractory               n/a   63.1%     n/a    n/a
     Ounces Produced (000):   14.5   113.0    35.5   64.6
     Equity Ounces Produced
      (000):
      Oxide                    n/a     n/a     n/a    n/a
      Refractory               n/a    75.2     n/a    n/a
      Leach                   12.8    24.3    35.5   64.6
      Total                   12.8    99.5    35.5   64.6
     Equity Ounces Sold
     (000)                    12.8   100.7    35.5   64.6

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $277    $191    $145   $163
      Capitalized mining
       and other               (10)    (11)     --     (5)
      Cash operating costs     267     180     145    158
      Royalties and
       production taxes         16      --      --      6
      Total cash costs         283     180     145    164
      Reclamation and
       mine closure costs       36      10       2      3
      Total costs applicable
       to sales                319     190     147    167
      Depreciation and
       amortization            111      34      63     66
      Total production costs  $430    $224    $210   $233

     (1) Other includes La Herradura in 2004 and La Herradura and Mesquite in 2003
     (2) Includes Golden Giant and Holloway

     2. Gold Production Summary - Australia

       Three Months
        Ended       Kalgoorlie      Pajingo       Tanami         Yandal
        June 30,   2004   2003    2004  2003 2004   2003   2004     2003
     Tons Mined
      (000 dry
       short tons) 11,615 11,856    136   199  4,687  5,622  1,948    874
     Tons Milled/
      Processed
      (000)         1,833  1,807    207   201  1,116  1,134    659  1,259
     Average Ore
      Grade
      (oz/ton)      0.066  0.076  0.224 0.464  0.140  0.165  0.110  0.120
     Average Mill
      Recovery
      Rate          85.3%  86.0%  96.2% 96.9%  94.7%  96.7%  92.0%  89.1%
     Ounces
      Produced
      (000)          98.8  101.8   47.1  93.8  152.3  181.0   69.4  137.8
     Equity Ounces
      Produced
      (000)          98.8  101.8   47.1  93.8  152.3  180.9   69.4  137.8
     Equity Ounces
      Sold (000)     98.5  104.2   48.6  93.8  158.9  190.7   72.0  141.9

     Production Costs
      Per Ounce:
      Direct mining
       and production
       costs         $307   $240   $288  $124   $239   $217   $335   $298
      Capitalized
       mining and
       other            1     22     (7)   (4)    17     (8)    (1)    (2)
      Cash operating
       costs          308    262    281   120    256    209    334    296
      Royalties and
       production
       taxes           10     10      9    12     21     20      7      9
      Total cash
       costs          318    272    290   132    277    229    341    305
      Reclamation
       and mine
       closure costs    5      3      2    (1)     3      2      4      3
      Total costs
       applicable
       to sales       323    275    292   131    280    231    345    308
      Depreciation
       and
       amortization    39     29    126    73     63     55     62     52
      Total
       production
       costs         $362   $304   $418  $204   $343   $286   $407   $360

       Six Months
        Ended       Kalgoorlie      Pajingo        Tanami        Yandal
        June 30,   2004   2003    2004  2003  2004   2003   2004   2003
     Tons Mined
      (000 dry
      short tons)  23,479 23,051    310   372  8,430 10,981  4,583  1,729
     Tons Milled/
      Processed
      (000)         3,433  3,444    392   394  2,211  2,232  1,560  2,616
     Average
      Ore Grade
      (oz/ton)      0.069  0.071  0.280 0.431  0.150  0.148  0.124  0.115
     Average Mill
      Recovery
      Rate          86.3%  85.8%  96.2% 96.8%  95.3%  96.3%  92.8%  90.6%
     Ounces
      Produced
      (000)         204.7  193.6  113.3 167.1  317.7  316.4  188.3  282.9
     Equity Ounces
      Produced
      (000)         204.7  193.6  113.3 167.1  317.7  297.2  188.3  282.9
     Equity Ounces
      Sold (000)    220.4  193.2  123.8 167.8  342.0  296.2  213.1  281.2

     Production Costs
      Per Ounce:
       Direct
        mining and
        production
        costs        $302   $239   $228  $116   $236   $229   $261   $274
       Capitalized
        mining
        and other     (3)     12     (7)   (3)     7    (11)    (1)     7
       Cash
        operating
        costs         299    251    221   113    243    218    260    281
       Royalties and
        production
        taxes           9     10     11    11     23     20      8      9
       Total cash
        costs         308    261    232   124    266    238    268    290
       Reclamation
        and mine
        closure costs   4      3     --    (1)     1      1      5      4
       Total costs
        applicable
        to sales      312    264    232   123    267    239    273    294
       Depreciation
        and
        amortization   33     24    122    74     59     59     79     64
       Total
        production
        costs        $345   $288   $354  $197   $326   $298   $352   $358

    3. Gold Production Summary - Other

                             Batu Hijau,       Zarafshan,       Ovacik,
       Three Months           Indonesia        Uzbekistan       Turkey
        Ended June 30,       2004    2003      2004   2003   2004    2003
     Tons Mined
      (000 dry short tons)  54,393  61,712    n/a    n/a   2,092   1,019
     Tons Milled/Processed
      (000):
      Leach                    n/a     n/a  1,965  2,040     n/a     n/a
      Mill                  13,528  12,063    n/a    n/a     125     157
     Average Ore Grade
      (oz/ton)               0.019   0.015  0.045  0.044   0.347   0.355
     Average Mill
      Recovery Rate          79.4%   80.1%    n/a    n/a   95.5%   93.7%
     Ounces Produced (000)   204.8   147.8   60.7   60.6    41.1    50.6
     Equity Ounces
      Produced (000)         115.2    83.2   60.7   60.6    41.1    50.6
     Equity Ounces
      Sold (000)             111.2    91.9   68.9   61.6    69.5    51.2

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $136     n/a   $143   $148    $192    $113
      Capitalized mining
       and other                30     n/a      1      2     (12)     (1)
      Cash operating costs     166     n/a    144    150     180     112
      Royalties and
       production taxes          8     n/a     --     --      13      11
      Total cash costs         174     n/a    144    150     193     123
      Reclamation and
       mine closure costs        1     n/a      1      2       2       1
      Total costs applicable
       to sales                175     n/a    145    152     195     124
      Depreciation and
       amortization             42     n/a     45     47     125      74
      Total production costs  $217     n/a   $190   $199    $320    $198

                                Martha,        Minahasa,
       Three Months Ended     New Zealand      Indonesia
        June 30,             2004    2003     2004   2003
     Tons Mined
      (000 dry short tons)   1,229   1,526    n/a    n/a
     Tons Milled/Processed
      (000):
      Leach                    n/a     n/a    n/a    n/a
      Mill                     343     343    170    187
     Average Ore Grade
      (oz/ton)               0.103   0.073  0.158  0.151
     Average Mill
      Recovery Rate          90.8%   91.4%  90.1%  90.8%
     Ounces Produced (000)    30.5    23.0   24.5   25.7
     Equity Ounces
      Produced (000)          30.5    23.1   23.0   24.1
     Equity Ounces
      Sold (000)              30.1    27.7   23.6   26.4

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $299    $356   $308   $259
      Capitalized mining
       and other               (93)   (119)     3      3
      Cash operating costs     206     237    311    262
      Royalties and
       production taxes         --      --     (9)     5
      Total cash costs         206     237    302    267
      Reclamation and
       mine closure costs        3       2     (6)     5
      Total costs applicable
       to sales                209     239    296    272
      Depreciation and
       amortization            108     100      5     61
      Total production costs  $317    $339   $301   $333

                             Batu Hijau,       Zarafshan,       Ovacik,
       Six Months Ended       Indonesia        Uzbekistan        Turkey
        June 30,            2004     2003     2004   2003   2004   2003
     Tons Mined
      (000 dry
       short tons)         112,313 113,347    n/a    n/a   3,573   1,909
     Tons Milled/
      Processed
      (000):
      Leach                    n/a     n/a  3,944  4,034     n/a     n/a
      Mill                  26,606  24,651    n/a    n/a     241     284
     Average Ore Grade
      (oz/ton)               0.014   0.014  0.046  0.044   0.311   0.334
     Average Mill
      Recovery Rate          79.2%   78.7%    n/a    n/a   95.0%   93.5%
     Ounces Produced (000)   299.9   272.3  121.8  118.5    71.1    88.1
     Equity Ounces
      Produced (000)         168.7   153.2  121.8  118.5    71.1    88.1
     Equity Ounces
      Sold (000)             167.6   146.2  124.8  121.7    75.4    86.2

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $140     n/a   $144   $144    $208    $111
      Capitalized mining
       and other                27     n/a      2      2     (20)      2
      Cash operating costs     167     n/a    146    146     188     113
      Royalties and
       production taxes          8     n/a     --     --      14      12
      Total cash costs         175     n/a    146    146     202     125
      Reclamation and
       mine closure costs        2     n/a      1      2       1      --
      Total costs applicable
       to sales                177     n/a    147    148     203     125
      Depreciation and
       amortization             42     n/a     47     45     131      83
      Total production costs  $219     n/a   $194   $193    $334    $208

                                Martha,        Minahasa,
       Six Months Ended       New Zealand      Indonesia
        June 30,             2004    2003     2004  2003
     Tons Mined
      (000 dry short tons)   2,374   2,290    n/a    n/a
     Tons Milled/Processed
      (000):
       Leach                   n/a     n/a    n/a    n/a
       Mill                    712     636    336    372
     Average Ore Grade
      (oz/ton)               0.084   0.083  0.155  0.165
     Average Mill
      Recovery Rate          90.6%   90.8%  90.1%  90.4%
     Ounces Produced (000)    52.6    48.1   46.8   56.2
     Equity Ounces
      Produced (000)          52.6    46.5   44.0   52.8
     Equity Ounces
      Sold (000)              52.7    47.3   49.8   58.1

     Production Costs
      Per Ounce:
      Direct mining and
       production costs       $352    $293   $302   $242
      Capitalized mining
       and other              (127)    (64)     2      3
      Cash operating costs     225     229    304    245
      Royalties and
       production taxes         --      --     --      5
      Total cash costs         225     229    304    250
      Reclamation and
       mine closure costs        3       3     --      4
      Total costs applicable
       to sales                228     232    304    254
      Depreciation and
       amortization            120     100     53     56
      Total production costs  $348    $332   $357   $310

    4. Base Metal Summary - Batu Hijau and Golden Grove

                                     Three Months Ended   Six Months Ended
                                          June 30,            June 30,
        Batu Hijau                   2004 (1)  2003 (1)  2004 (1)  2003 (1)
     Total tons mined (000)           54,393    61,712   112,313   113,347
     Dry tons processed (000)         13,528    12,063    26,606    24,651
     Average copper grade              0.82%     0.71%     0.73%     0.70%
     Average recovery rate             90.4%     88.7%     88.3%     88.3%
     Copper produced (000 lbs)       200,735   151,706   341,804   304,014
     Equity copper produced
      (000 lbs)                      112,913    85,335   192,265   171,008
     Equity copper sold (000 lbs)    106,848    91,195   180,667   161,044
     Realized copper price per
      pound                            $1.06     $0.77     $1.24     $0.77

     Total cash cost per equity
      pound                            $0.46     $0.38     $0.54     $0.40
     Noncash cost per equity pound      0.12      0.14      0.14      0.15
     Total production cost
      per equity pound                 $0.58     $0.52     $0.68     $0.55

     (1) 2003 cash and total cost per pound have been presented pro forma on a co-product basis for comparability to 2004.

                                      Three Months Ended   Six Months Ended
                                           June 30,            June 30,
       Golden Grove                      2004      2003      2004     2003
     Total tons mined (000)               380       370       689      693
     Dry tons processed (000)             368       353       674      699

     Average copper grade               3.64%     4.27%     3.56%    5.00%
     Average copper
      recovery rate                     87.3%     91.8%     87.2%    91.3%
     Copper produced (000 lbs)         16,182    11,352    19,737   25,099
     Copper sold (000 lbs)             19,923    16,167    22,188   37,456
     Realized copper price per pound    $1.22     $0.75     $1.24    $0.80
     Copper cash cost per pound         $0.89     $0.60     $0.84    $0.56

     Average zinc grade                10.55%    11.82%    10.46%   12.21%
     Average zinc recovery rate         87.3%     88.4%     89.6%    90.6%
     Zinc produced (000 lbs)           18,783    35,071    59,077   74,876
     Zinc sold (000 lbs)               19,670    28,715    65,118   53,628
     Realized zinc price
      per pound                         $0.47     $0.34     $0.47    $0.35
     Zinc cash cost per pound           $0.37     $0.19     $0.37    $0.25

     Gold sold (000 ounces)               5.2       4.8       5.3      6.8
     Silver sold (000 ounces)           299.9     551.5     313.7    774.8

     5. Reconciliation of Costs Applicable to Sales to Total Cash Costs Per Ounce and Per Pound, and Total Production Costs Per Ounce and Per Pound (dollars in millions except per ounce amounts)

        The total cash costs and total production costs per ounce or pound are non-GAAP performance measures that are intended to provide investors with information about the cash generating capacities and profitability of Newmont's mining operations. Newmont's management uses these measures for the same purpose and for monitoring the performance of its mining operations. These measures differ from measures determined in accordance with GAAP and should not be considered in isolation or as a substitute for measures of performance or liquidity determined in accordance with GAAP. These measures were developed in conjunction with gold mining companies associated with the Gold Institute in an effort to provide a level of comparability; however, Newmont's measures may not be comparable to similarly-titled measures of other companies.

     Three Months Ended
      June 30, 2004                                        Total
                                 La     Golden             North
                      Nevada Herradura  Giant  Holloway  America  Yanacocha
     Costs
      applicable
      to sales
      under GAAP     $162.2    $3.0     $11.0   $6.6    $182.8     $96.0
      Minority
       interest          --      --        --     --        --     (48.6)
      Accretion
       expense         (1.3)     --        --     --      (1.3)     (0.7)
      Write-down of
       inventories       --      --        --     --        --        --
      Purchased ore
       and other       (6.8)     --        --    0.1      (6.7)       --

     Total cash cost
      for per ounce
      calculations    154.1     3.0      11.0    6.7     174.8      46.7
      Accretion
       expense and
       other            1.3      --        --     --       1.3       0.8
      Depreciation,
       depletion and
       amortization    31.6     1.0       3.2    1.6      37.4      47.9
      Minority
       interest
       and other         --      --        --     --        --     (21.6)

     Total production
      cost for
      per ounce
      calculations   $187.0    $4.0     $14.2   $8.3    $213.5     $73.8

     Equity ounces
      sold (000)      560.1    18.2      39.5   15.9     633.7     317.7
     Equity cash
      cost per
      ounce sold       $275    $162      $277   $423      $276      $147
     Equity total
      production
      cost per
      ounce sold       $334    $221      $361   $524      $337      $232

     Three Months Ended
      June 30, 2004           Total
                       Kori   South
                       Kollo America  Pajingo Kalgoorlie Yandal    Tanami
     Costs applicable
      to sales
      under GAAP       $4.6  $100.6     $14.6  $31.8     $25.1     $44.4
      Minority
       interest        (0.5)  (49.1)       --     --        --        --
      Accretion
       expense         (0.3)   (1.0)     (0.1)  (0.5)     (0.2)     (0.4)
      Write-down of
       inventories     (2.1)   (2.1)     (0.5)     --      (0.2)       --
      Purchased ore
       and other         --      --        --     --        --        --

     Total cash cost
      for per ounce
      calculations      1.7    48.4      14.0   31.3      24.7      44.0
      Accretion expense
       and other        0.3     1.1       0.1    0.5       0.2       0.4
      Depreciation,
       depletion and
       amortization     0.5    48.4       6.1    3.9       4.4      10.0
      Minority interest
       and other       (0.1)  (21.7)       --     --        --        --

     Total production
      cost for
      per ounce
      calculations     $2.4   $76.2     $20.2  $35.7     $29.3     $54.4

     Equity ounces
      sold (000)        5.6   323.3      48.6   98.5      72.0     158.9
     Equity cash cost
      per ounce sold   $305    $150      $290   $318      $341      $277
     Equity total
      production cost
      per ounce sold   $433    $236      $418   $362      $407      $343

     Three Months Ended
      June 30, 2004
                      Total    Batu
                    Australia Hijau  Zarafshan Minahasa  Martha    Ovacik
     Costs
      applicable
      to sales
      under GAAP     $115.9   $27.2     $10.1   $7.7      $6.3     $13.5
      Minority
       interest          --   (12.4)       --     --        --        --
      Accretion
       expense         (1.2)   (0.2)       --    0.1      (0.1)     (0.1)
      Write-down of
       inventories     (0.7)     --        --   (0.2)       --        --
      Purchased ore
       and other         --     4.6      (0.1)  (0.5)       --        --

     Total cash cost
      for per ounce
      calculations    114.0    19.2      10.0    7.1       6.2      13.4
      Accretion
       expense
       and other        1.2     0.2        --   (0.1)      0.1       0.1
      Depreciation,
       depletion and
       amortization    24.4     8.2       3.1    0.1       3.2       8.7
      Minority interest
       and other         --    (3.6)       --     --        --        --

     Total production
      cost for
      per ounce
      calculations   $139.6   $24.0     $13.1   $7.1      $9.5     $22.2

     Equity ounces
      sold (000)      378.0   111.2      68.9   23.6      30.1      69.5
     Equity cash cost
      per ounce sold   $302    $174      $144   $302      $206      $193
     Equity total
      production cost
      per ounce sold   $370    $217      $190   $301      $317      $320

     Three Months Ended
      June 30, 2004
                          Total Other    Total
                         International    Gold
     Costs applicable
      to sales
      under GAAP            $64.8       $464.1
      Minority
       interest             (12.4)       (61.5)
      Accretion
       expense               (0.3)        (3.8)
      Write-down
       of inventories        (0.2)        (3.0)
      Purchased ore
       and other              4.0         (2.7)

     Total cash cost
      for per ounce
      calculations           55.9        393.1
      Accretion expense
       and other              0.3          3.9
      Depreciation,
       depletion and
       amortization          23.3        133.5
      Minority interest
       and other             (3.6)       (25.3)

     Total production
      cost for
      per ounce
      calculations          $75.9       $505.2

     Equity ounces
      sold (000)            303.3      1,638.3
     Equity cash cost
      per ounce sold         $185         $240
     Equity total
      production
      cost per
      ounce sold             $251         $309

     Three Months Ended
      June 30, 2003                                                  Total
                                          La     Golden              North
                      Nevada  Mesquite Herradura  Giant   Holloway   America

     Costs applicable
      to sales
      under GAAP     $138.4    $2.4      $3.5  $13.8      $4.7    $162.8
      Minority
       interest          --      --        --     --        --        --
      Accretion
       expense         (1.5)      -         -   (0.5)     (0.1)     (2.1)
      Write-down of
       inventories       --      --        --     --        --        --
      Purchased ore
       and other       (3.2)     --        --     --        --      (3.2)

     Total cash cost
      for per ounce
      calculations    133.7     2.4       3.5   13.3       4.6     157.5
      Accretion
       expense
       and other        1.5      --        --    0.4       0.1       2.0
      Depreciation,
       depletion and
       amortization    34.7     1.6       0.9    4.4       1.1      42.7
      Minority interest
       and other         --      --        --     --        --        --

     Total production
      cost for
      per ounce
      calculations   $169.9    $4.0      $4.4  $18.1      $5.8    $202.2

     Equity ounces
      sold (000)      535.3    15.6      17.8   53.8      14.6     637.1
     Equity cash cost
      per ounce sold   $254    $153      $201   $248      $310      $251
     Equity total
      production cost
      per ounce sold   $323    $260      $253   $338      $396      $323

       Three Months Ended
       June 30, 2003
                                        Total
                                Kori    South
                    Yanacocha  Kollo   America Pajingo Kalgoorlie  Yandal
     Costs
      applicable
      to sales
      under GAAP      $83.5   $11.2     $94.7  $12.4     $29.7     $45.4
       Minority
        interest      (42.3)   (1.3)    (43.6)     --        --        --
       Accretion
        expense        (0.9)   (0.7)     (1.6)  (0.1)     (0.3)     (0.4)
       Write-down of
        inventories      --      --        --     --     (1.0)     (1.7)
       Purchased ore
        and other        --      --        --     --        --        --

     Total cash cost
      for per ounce
      calculations     40.3     9.2      49.5   12.3      28.4      43.3
      Accretion
       expense
       and other        0.9     0.7       1.6   (0.1)      0.3       0.4
      Depreciation,
       depletion and
       amortization    40.4     1.7      42.1    6.9       3.0       7.4
      Minority interest
       and other      (16.9)   (0.2)    (17.1)     --        --        --

     Total production
      cost for
      per ounce
      calculations    $64.7   $11.4     $76.1  $19.1     $31.7     $51.1

     Equity ounces
      sold (000)      343.7    48.9     392.6   93.8     104.2     141.9
     Equity cash cost
      per ounce sold   $118    $188      $127   $132      $272      $305
     Equity total
      production cost
      per ounce sold   $189    $233      $194   $204      $304      $360

        Three Months Ended
         June 30, 2003
                              Total     Batu
                     Tanami Australia Hijau(1) Zarafshan Minahasa Martha
     Costs
      applicable
      to sales
      under GAAP      $45.8  $133.3       n/a   $9.4      $7.7      $7.8
      Minority
       interest         0.1     0.1       n/a     --        --      (0.1)
      Accretion
       expense         (0.6)   (1.4)      n/a   (0.1)     (0.3)     (0.1)
      Write-down of
       inventories     (2.0)   (4.7)      n/a     --        --      (1.2)
      Purchased ore
       and other         --      --       n/a     --     (0.5)       --

     Total cash cost
      for per ounce
      calculations     43.3   127.3       n/a    9.3       6.9       6.4
      Accretion
       expense
       and other        0.2     0.8       n/a    0.1       0.3        --
      Depreciation,
       depletion and
       amortization    11.1    28.4       n/a    2.9       1.7       2.9
      Minority
       interest
       and other        0.1     0.1       n/a     --     (0.1)     (0.1)

     Total production
      cost for
      per ounce
      calculations    $54.7  $156.6       n/a  $12.3      $8.8      $9.2

     Equity ounces
      sold (000)      190.7   530.6       n/a   61.6      26.4      27.7
     Equity cash cost
      per ounce sold   $229    $241       n/a   $150      $267      $237
     Equity total
      production
      cost per
      ounce sold       $286    $295       n/a   $199      $333      $339

       Three Months Ended
        June 30, 2003
                                   Total
                                   Other      Total
                        Ovacik  International   Gold
     Costs applicable
      to sales
      under GAAP        $6.5       $31.4      $422.2
      Minority
       interest           --        (0.1)      (43.6)
      Accretion
       expense            --        (0.5)       (5.6)
      Write-down of
       inventories        --        (1.2)       (5.9)
      Purchased ore
       and other          --        (0.5)       (3.7)

     Total cash cost
      for per ounce
      calculations       6.5        29.1       363.4
      Accretion
       expense
       and other        (0.1)        0.3         4.7
      Depreciation,
       depletion and
       amortization      3.8        11.3       124.5
      Minority
       interest
       and other          --        (0.2)      (17.2)

     Total production
      cost for
      per ounce
      calculations     $10.2       $40.5      $475.4

     Equity ounces
      sold (000)        51.2       166.9     1,727.2
     Equity cash cost
      per ounce sold    $123        $175        $212
     Equity total
      production cost
      per ounce sold    $198        $243        $277

       Six Months Ended
        June 30, 2004
                                                          Total
                                  La    Golden            North
                      Nevada  Herradura Giant  Holloway America Yanacocha
     Costs
      applicable
      to sales
      under GAAP      $354.9      $5.2   $23.9    $12.8    $396.8  $207.9
      Minority
       interest           --        --      --       --        --  (105.0)
      Accretion
       expense          (2.7)       --    (0.1)      --      (2.8)  (1.5)
      Write-down of
       inventories        --        --      --       --        --      --
      Purchased ore
       and other       (20.9)       --     0.1      0.1     (20.7)  (0.1)

     Total cash cost
      for per ounce
      calculations     331.3       5.2    23.9     12.9     373.3   101.3
      Accretion
       expense
       and other         2.7        --     0.1       --       2.8     1.5
      Depreciation,
       depletion and
       amortization     66.7       2.2     6.5      3.4      78.8   102.2
      Minority
       interest
       and other          --        --      --       --        --   (46.7)

     Total production
      cost for
      per ounce
      calculations    $400.7      $7.4   $30.5    $16.3    $454.9  $158.3

     Equity ounces
      sold (000)     1,177.5      35.5    92.2     35.1   1,340.3   728.0
     Equity cash
      cost per
      ounce sold        $281      $145    $259     $368      $278    $139
     Equity total
      production
      cost per
      ounce sold        $340      $210    $331     $466      $339    $217

       Six Months Ended
        June 30, 2004
                                Total
                        Kori    South
                       Kollo   America  Pajingo Kalgoorlie Yandal Tanami
     Costs
      applicable
      to sales
      under GAAP        $7.0    $214.9   $29.3    $68.8     $58.5   $94.2
      Minority
       interest         (0.8)   (105.8)     --       --        --      --
      Accretion
       expense          (0.5)     (2.0)  (0.2)    (0.9)     (1.1)  (0.6)
      Write-down of
       inventories      (2.1)     (2.1)  (0.5)      --      (0.2)  (2.7)
      Purchased ore
       and other          --      (0.1)     --       --        --      --

     Total cash cost
      for per ounce
      calculations       3.6     104.9    28.6     67.9      57.2    90.9
      Accretion
       expense
       and other         0.5       2.0      --      0.9       1.1     0.4
      Depreciation,
       depletion and
       amortization      1.6     103.8    15.2      7.4      16.7    20.0
      Minority
       interest
       and other         (0.2)    (46.9)     --       --        --      --

     Total production
      cost for
      per ounce
      calculations      $5.5    $163.8   $43.8    $76.2     $75.0  $111.3

     Equity ounces
      sold (000)        12.8     740.8   123.8    220.4     213.1   342.0
     Equity cash cost
      per ounce sold    $283      $142    $232     $308      $268    $266
     Equity total
      production cost
      per ounce sold    $430      $221    $354     $345      $352    $326

       Six Months Ended
        June 30, 2004
                       Total     Batu
                     Australia   Hijau Zarafshan Minahasa  Martha  Ovacik
     Costs
      applicable
      to sales
      under GAAP      $250.8     $40.8   $18.5    $16.4     $12.1   $15.4
      Minority
       interest           --     (18.5)     --       --        --      --
      Accretion
       expense           (2.8)     (0.3)  (0.1)      --      (0.2)  (0.2)
      Write-down of
       inventories       (3.4)       --      --     (0.2)      --      --
      Purchased ore
       and other          --       7.3    (0.1)    (1.0)      --      --

     Total cash cost
      for per ounce
      calculations     244.6      29.3    18.3     15.2      11.9    15.2
      Accretion
       expense
       and other         2.4       0.3     0.1       --       0.2     0.1
      Depreciation,
       depletion and
       amortization     59.3      12.5     5.8      2.8       6.3     9.9
      Minority
       interest
       and other          --      (5.5)     --     (0.2)      --      --

     Total production
      cost for
      per ounce
      calculations    $306.3     $36.6   $24.2    $17.8     $18.4   $25.2

     Equity ounces
      sold (000)       899.3     167.6   124.8     49.8      52.7    75.4
     Equity cash cost
      per ounce sold    $272      $175    $146     $304      $225    $202
     Equity total
      production cost
      per ounce sold    $341      $219    $194     $357      $348    $334

       Six Months Ended
        June 30, 2004

                    Total Other    Total
                   International   Gold
     Costs
      applicable
      to sales
      under GAAP       $103.2     $965.7
      Minority
       interest         (18.5)    (124.3)
      Accretion
       expense           (0.8)      (8.4)
      Write-down of
       inventories       (0.2)      (5.7)
      Purchased ore
       and other          6.2      (14.6)

     Total cash cost
      for per ounce
      calculations       89.9      812.7
      Accretion
       expense
       and other          0.7        7.9
      Depreciation,
       depletion and
       amortization      37.3      279.2
      Minority
       interest
       and other         (5.7)     (52.6)

     Total production
      cost for
      per ounce
      calculations     $122.2   $1,047.2

     Equity ounces
      sold (000)        470.3    3,450.7
     Equity cash cost
      per ounce sold    $191        $235
     Equity total
      production
      cost per
      ounce sold        $260        $303

       Six Months Ended
        June 30, 2003
                                                                   Total
                                           La    Golden            North
                      Nevada   Mesquite Herradura Giant  Holloway America

     Costs
      applicable
      to sales
      under GAAP      $283.9      $5.0   $5.7    $30.5     $10.1  $335.2
      Minority
       interest           --        --     --       --        --      --
      Accretion
      expense           (3.1)      (0.1)     -     (1.0)     (0.2)  (4.4)
      Write-down of
       inventories      (1.0)       --     --       --        --    (1.0)
      Purchased ore
       and other        (3.2)       --     --       --        --    (3.2)

     Total cash cost
      for per ounce
      calculations     276.6       4.9    5.7     29.5       9.9   326.6
      Accretion
       expense
       and other         3.1       0.1     --      0.9       0.2     4.3
      Depreciation,
       depletion and
       amortization     66.3       2.5    1.7     11.6       2.4    84.5
      Minority
       interest
       and other          --        --     --       --        --      --

     Total production
      cost for
      per ounce
      calculations    $346.0      $7.5   $7.4    $42.0     $12.5  $415.4

     Equity ounces
      sold (000)     1,168.2      30.2   34.4    119.0      32.7 1,384.5
     Equity cash cost
      per ounce sold    $239      $163   $166     $249      $301    $238
     Equity total
      production cost
      per ounce sold    $299      $250   $218     $353      $382    $302

       Six Months Ended
        June 30, 2003
                                         Total
                                 Kori    South
                     Yanacocha  Kollo  America Pajingo Kalgoorlie Yandal
     Costs
      applicable
      to sales
      under GAAP      $169.0     $21.8 $190.8    $20.8     $52.1   $85.1
      Minority
       interest        (85.4)     (2.6) (88.0)      --        --      --
      Accretion
       expense          (1.7)     (1.1)  (2.8)    (0.1)     (0.8)  (1.1)
      Write-down of
       inventories        --        --     --       --      (1.0)  (2.4)
      Purchased ore
       and other          --        --     --       --        --      --

     Total cash cost
      for per ounce
      calculations      81.9      18.1  100.0     20.7      50.3    81.6
     Accretion
      expense
      and other          1.7       1.1    2.8     (0.1)     0.8     1.1
     Depreciation,
      depletion and
      amortization      75.9       3.9   79.8     12.5       4.6    18.0
     Minority
      interest
      and other        (33.1)      (0.5) (33.6)      --        --      --

     Total production
      cost for
      per ounce
      calculations    $126.4     $22.6 $149.0    $33.1     $55.7  $100.7

     Equity ounces
      sold (000)       678.8     100.7  779.5    167.8     193.2   281.2
     Equity cash cost
      per ounce sold    $121      $180   $129     $124      $261    $290
     Equity total
      production cost
      per ounce sold    $186      $224   $191     $197      $288    $358

       Six Months Ended
        June 30, 2003
                                Total     Batu
                       Tanami Australia Hijau(1) Zarafshan Minahasa Martha
     Costs
      applicable
      to sales
      under GAAP       $77.4    $235.4    n/a    $18.0     $17.1   $13.9
      Minority
       interest         (4.3)     (4.3)    n/a       --        --    (0.4)
      Accretion
       expense          (0.5)     (2.5)    n/a     (0.2)     (0.3)  (0.2)
      Write-down of
       inventories      (2.0)     (5.4)    n/a       --      (1.3)  (2.6)
      Purchased ore
       and other          --        --    n/a       --      (1.0)     --

     Total cash cost
      for per ounce
      calculations      70.6     223.2    n/a     17.8      14.5    10.7
      Accretion
       expense
       and other         0.1       1.9    n/a      0.2       0.3     0.1
      Depreciation,
       depletion and
       amortization     18.7      53.8    n/a      5.5       3.4     4.9
      Minority
       interest
       and other        (1.0)     (1.0)    n/a       --      (0.2)  (0.1)

     Total production
      cost for
      per ounce
      calculations     $88.4    $277.9    n/a    $23.5     $18.0   $15.6

     Equity ounces
      sold (000)       296.2     938.4    n/a    121.7      58.1    47.3
     Equity cash cost
      per ounce sold    $238      $238    n/a     $146      $250    $229
     Equity total
      production cost
      per ounce sold    $298      $296    n/a     $193      $310    $332

       Six Months Ended
        June 30, 2003
                                 Total Other    Total
                       Ovacik   International    Gold
     Costs applicable
      to sales
      under GAAP       $10.9       $59.9       $821.3
      Minority
       interest           --        (0.4)       (92.7)
      Accretion
       expense          (0.1)       (0.8)       (10.5)
      Write-down of
       inventories        --        (3.9)       (10.3)
      Purchased ore
       and other          --        (1.0)        (4.2)

     Total cash cost
      for per ounce
      calculations      10.8        53.8        703.6
      Accretion
       expense
       and other          --         0.6          9.6
      Depreciation,
       depletion and
       amortization      7.2        21.0        239.1
      Minority interest
       and other          --        (0.3)       (34.9)

     Total production
      cost for
      per ounce
      calculations     $18.0       $75.1       $917.4

     Equity ounces
      sold (000)        86.2       313.3      3,415.7
     Equity cash cost
      per ounce sold    $125        $172         $207
     Equity total
      production cost
      per ounce sold    $208        $240         $269

     6. Reconciliation of Batu Hijau Costs Applicable to Sales to Total Production Cost Per Equity Copper Pound
        (in millions, except per pound)

                                 Three Months Ended    Six Months Ended
                                      June 30,             June 30,
                                   2004 (1)  2003 (1)  2004 (1)   2003 (1)
     Costs applicable to sales
      per financial statements      $70.8      $31.8    $134.6     $61.1
     Minority interest              (31.8)      (5.0)    (61.0)    (12.5)
     Accretion expense               (0.4)      (0.8)     (0.9)     (1.7)
     Smelting and refining           10.7        9.1      25.0      17.5
     Total cash cost for
      per pound calculation          49.3       35.1      97.7      64.4
     Accretion expense                0.4        0.7       0.9       1.8
     Depreciation, depletion
      and amortization               21.5       19.9      42.6      38.6
     Minority interest               (9.5)      (8.7)    (18.7)    (16.9)
     Total production cost
      for per pound calculation     $61.7      $47.0    $122.5     $87.9

     Equity copper sold
      (000 lbs)                   106,848     91,195   180,667   161,044
     Total cash cost
      per equity pound             $0.46      $0.38     $0.54     $0.40
     Total production cost
      per equity pound             $0.58      $0.52     $0.68     $0.55

     (1) 2004 and 2003 cash and total production cost per pound presented on a co-product basis.

     7. Reconciliation of Golden Grove Costs Applicable to Sales to Copper and Zinc Cash Costs Per Pound (in millions, except per pound)

                                    Three Months Ended June 30,
                                 2004                       2003
                       Total    Copper    Zinc    Total    Copper    Zinc
     Costs applicable
      to sales per
      financial
      statements       $22.3     $16.6    $5.7     $9.7      $8.8    $0.9
     Accretion expense  (0.2)     (0.1)  (0.1)    (0.1)     (0.1)     --
     Write-down
      inventories       (3.5)     (0.9)  (2.6)    (3.6)     (1.5)  (2.1)
     Smelting and
      refining           6.2       2.1     4.1      9.1       2.6     6.5
     Total cash cost
      for per pound
      calculation      $24.8     $17.7    $7.1    $15.1      $9.8    $5.3
     Total sold
      (000 lbs)          n/a    19,923  19,670      n/a    16,167  28,715
     Total cash cost
      per pound sold     n/a     $0.89   $0.37      n/a     $0.60   $0.19

                                   Six Months Ended June 30,
                                  2004                       2003
                        Total    Copper  Zinc     Total    Copper   Zinc
     Costs applicable
      to sales per
      financial
      statements       $31.4     $17.1   $14.3    $24.9     $17.8    $7.1
     Accretion expense  (0.3)     (0.1)  (0.2)    (0.2)     (0.1)   (0.1)
     Write-down
      inventories       (3.5)     (0.9)  (2.6)    (6.8)     (2.9)   (3.9)
     Smelting and
      refining          15.3       2.6    12.7     16.3       6.2    10.1
     Total cash cost
      for per pound
      calculation      $42.9     $18.7   $24.2    $34.2     $21.0   $13.2
     Total sold
      (000 lbs)          n/a    22,188  65,118      n/a    37,456  53,628
     Total cash cost
      per pound sold     n/a     $0.84   $0.37      n/a     $0.56   $0.25

     8. Gold Hedge Position - Current Maturity Summary (1) (000 ounces)

                             Gold Put             Price
                              Option              Capped
                            Contracts           Contracts
           Years          Ozs   Price (2)       Ozs Price (2)
           2004            98        $293        --        --
           2005           205        $292       500      $350
           2006           100        $338        --        --
           2007            20        $397        --        --
           2008            --          --     1,000      $384
           2009            --          --       600      $381
           2010            --          --        --        --
           2011            --          --       250      $392
        Total/Average     423        $308     2,350      $377

     The mark-to-market value of the gold put option contracts was negative $9 million at June 30, 2004.

     Notes:

     (1) For more detailed descriptions, definitions and explanations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     (2) Prices quoted are gross contract prices, which represent the gross cash flow per ounce of each contract. Not included in these prices are the additional cash outflows associated with borrowing gold over the life of the contract where the contracts are floating in nature. The rate at which gold is borrowed is determined over the life of the contract based on the prevailing market gold lease rate for the time period that the borrowing is fixed.The borrowing can be fixed for varying periods over the life of the contract.

    The Company's second quarter earnings conference call and web cast presentation will be held on Wednesday, July 28, 2004 beginning at 4:00 p.m. Eastern Time (2:00 p.m. Mountain Time). To participate:

     Dial-In Number:  (312) 470-7109
     Leader:          Russell Ball
     Password:        Newmont

    The conference call will also be simultaneously carried on our web site at www.newmont.com under Investor Information/Presentations and will be archived there for a limited time.

    Cautionary Statement
    This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) statements regarding future earnings, and the sensitivity of earnings to the gold and other metals prices;
(ii) estimates of future gold and other metals production and sales; (iii) estimates of future cash costs and total production costs; (iv) statements of future cash flows, and the sensitivity of cash flows to the gold and other metals prices; (v) estimates of future capital expenditures, expenses and tax rates; (vi) estimates regarding timing of future production or closure activities; (vii) statements regarding future exploration results and the replacement of reserves; (viii) statements regarding future asset sales or rationalization efforts; and (ix) estimates of future royalty revenues. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2003 Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SOURCE  Newmont Mining Corporation
    -0-                             07/28/2004 AA LAW040
    /PRNewswire -- July 28/
    /FIRST AND FINAL ADD/
    /Web site:  http://www.newmont.com/
    (NEM)

CO:  Newmont Mining Corporation
ST:  Colorado
IN:  MNG
SU:  ERN ERP CCA